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                                                                 EXHIBIT 10.3(a)

                         INFONET SERVICES CORPORATION
                    INCENTIVE STOCK OPTION AWARD AGREEMENT

          This Agreement (this "Agreement"), dated as of ___________________, is made between INFONET SERVICES CORPORATION (the "Company") and _______________
(the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Infonet Services
Corporation 1999 Stock Option Plan (the "Plan"). The terms and conditions of the Plan, together with all defined terms included in the Plan are, by this reference, incorporated in this Agreement as if set forth in this Agreement in their entirety.

                             W I T N E S S E T H :
                             --------------------

     1.  Grant of Option.  Pursuant to the provisions of the Plan, the Company
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hereby grants to the Optionee the right and option to purchase from the Company
(the "Option") all or any part of an aggregate of _____________ shares of the Class B common stock of the Company (the "Stock"). The percentages listed below of all shares of Stock purchased at any time in accordance with this Agreement shall have a purchase price per share equal to the amount set forth below opposite each such percentage:
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

                   Percentage                     Price
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



          2.  Expiration.  The Option shall expire on ___________________.
              ----------

          3.  Exercise of Option.  Subject to the other terms of this Agreement
              ------------------
and the Plan, the Option may be exercised on or after the dates indicated below, in whole or in part, as to that percentage of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:


                  Date                             Percentage
                  -------------------------------------------

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          4.  Nontransferability.  The Option, which is personal to the
              ------------------
Optionee, shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution, in accordance with the Plan.

          5.  No Rights as Stockholder.  Neither the Optionee nor any other
              ------------------------
person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions of the Plan.

          6.  No Right to Continued Employment .  The Option shall not confer
              --------------------------------
upon the Optionee any right to be retained in the service of the Company or a Subsidiary, nor restrict in any way the right of the Company or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without cause.

          7.  Relationship with Plan.  Notwithstanding any provision herein to
              ----------------------
the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan.

          8.  Compliance with Laws, Regulations, Etc.  The Option and the
              --------------------------------------
obligation of the Company to sell and deliver shares of Stock upon the exercise thereof in accordance with the Plan shall be subject in all respects to (a) all applicable Federal and state laws, rules and regulations and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

          9.  Investment Representation.  If at the time of exercise of all or
              -------------------------
part of the Option the Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that (a) the Optionee (i) is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, (ii) has knowledge and experience in financial and business matters, (iii) is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, and (iv) is a person who is able to bear the economic risk of such ownership and (b) any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from
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the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

          10.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt
               ----------------------
of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 14 of the Plan as in effect on the date hereof.

          11.  Notices.  Any notice hereunder shall be in writing and if to the
               -------
Company shall be addressed to it at 2160 East Grand Avenue, El Segundo, California 90245, Attention: Mr. Ernest U. Gambaro, and if to the Optionee, shall be addressed to him at the address set forth below his signature on the signature page of this Agreement, subject to the right of either party to designate at any time hereafter in writing some other address.

          12.  Governing Law.  THE VALIDITY, INTERPRETATION, CONSTRUCTION AND
               -------------
PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

          13.  Severability.  If any of the provisions of this Agreement should
               ------------
be deemed unenforceable, the remaining provisions shall remain in full force and effect.

          14.  Modification.  Except as otherwise permitted by the Plan, this
               ------------
Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

          15.  Counterparts.  This Agreement has been executed in two
               ------------
counterparts, each of which shall constitute one and the same instrument.

          16.  Previous Agreements.  It is hereby agreed and understood that any
               -------------------
stock option award agreements entered into by the parties hereto prior to the date hereof under the Plan are hereby terminated and superseded and of no further force or effect.
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     IN WITNESS WHEREOF, Infonet Services Corporation has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.

                              INFONET SERVICES CORPORATION


                              By:_________________________________
                                 Name:
                                 Title:


                              ___________________________________

                              Address for Notices:
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

                                            NOTATIONS AS TO PARTIAL EXERCISE
                                            --------------------------------
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    Date of         Number of Shares    Number of Shares of    Balance of Shares        Authorized          Notation
    Exercise      of Stock subject to    Stock delivered to    of Stock on Option       Signature             Date
                        Exercise              Optionee
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
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